                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder report of American Century Government
Income Trust (the "Registrant") on Form N-CSR for the period ending March 31,
2006 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  May 25, 2006

                                            /s/ William M. Lyons
                                            ------------------------------------
                                            William M. Lyons
                                            President
                                            (chief executive officer)

                                           /s/ Maryanne L. Roepke
                                           -------------------------------------
                                           Maryanne L. Roepke
                                           Sr. Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)